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                        LB-UBS COMMERCIAL MORTGAGE TRUST
                                     2005-C3

                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2005-C3

                          INITIAL MORTGAGE POOL BALANCE
                           APPROXIMATELY $1.97 BILLION

              HIGHLIGHTS OF 900 NORTH MICHIGAN AVENUE MORTGAGE LOAN
                SECURED BY 900 NORTH MICHIGAN AVENUE, CHICAGO, IL

                                  JUNE 7, 2005

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THE INFORMATION CONTAINED HEREIN (THIS "INFORMATION") DOES NOT CONSTITUTE EITHER
AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES
REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES
ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, AND IS
SUBJECT TO AND SUPERCEDED IN ITS ENTIRETY BY, THE FINAL PROSPECTUS SUPPLEMENT
AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF
1933, THE FINAL OFFERING MEMORANDUM, INCLUDING ANY RISK FACTORS CONTAINED IN ANY
SUCH DOCUMENTS (COLLECTIVELY, THE "OFFERING DOCUMENT"). THIS INFORMATION DOES
NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND
ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME
WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS, RISK FACTORS AND OTHER
PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION HEREIN
REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE
UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES
AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE
AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY
THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE
BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED
BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE
LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT
LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE
UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR
WARRANTY EXPRESS OR IMPLIED AS TO THE ACCURACY OR COMPLETENESS OF THE
INFORMATION, INCLUDING BUT NOT LIMITED TO, ACTUAL AMOUNT, RATE OR TIMING OF
PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE
SECURITIES AND ANY LIABILITY THEREFORE IS EXPRESSLY DISCLAIMED. THIS INFORMATION
MAY NOT BE DELIVERED BY YOU TO ANY OTHER PERSON WITHOUT THE UNDERWRITERS' PRIOR
WRITTEN CONSENT. THE UNDERWRITERS MAY FROM TIME TO TIME PERFORM INVESTMENT
BANKING SERVICES FOR OR SOLICIT INVESTMENT BANKING BUSINESS FROM ANY COMPANY
NAMED IN THE INFORMATION HEREIN. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY
FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY
DISCUSSED HEREIN. THIS INFORMATION SUPERCEDES THE INFORMATION IN ANY PRIOR
VERSIONS HEREOF OR OTHER RELATED TERM SHEETS AND WILL BE DEEMED TO BE SUPERSEDED
BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT. THIS MATERIAL IS
CONFIDENTIAL AND MUST NOT BE COPIED OR DISSEMINATED TO ANY OTHER PARTIES WITHOUT
THE UNDERWRITERS' PRIOR WRITTEN CONSENT. IN FURNISHING THIS INFORMATION, THE
UNDERWRITERS UNDERTAKE NO OBLIGATION TO PROVIDE THE RECIPIENT WITH ACCESS TO ANY
ADDITIONAL INFORMATION OR TO UPDATE THE INFORMATION OR TO CORRECT ANY
INACCURACIES THEREIN WHICH MAY BECOME APPARENT.

THE SECURITIES TO WHICH THESE MATERIALS RELATE (THE "SUBJECT SECURITIES") HAVE
NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES AND EXCHANGE ACT OF
KOREA AND NONE OF THE SUBJECT SECURITIES MAY BE OFFERED OR SOLD, DIRECTLY OR
INDIRECTLY, IN KOREA OR TO ANY RESIDENT OF KOREA OR TO ANY PERSONS FOR THE
REOFFERING OR RESALE, DIRECTLY OR INDIRECTLY, IN KOREA OR TO ANY RESIDENT OF
KOREA, EXCEPT PURSUANT TO APPLICABLE LAWS AND REGULATIONS OF KOREA. NONE OF
LEHMAN BROTHERS INC. OR UBS SECURITIES LLC OR ANY OF THEIR RESPECTIVE AFFILIATES
MAKES ANY REPRESENTATION WITH RESPECT TO THE ELIGIBILITY OF ANY RECIPIENTS OF
THESE MATERIALS OR OF THE SUBJECT SECURITIES TO ACQUIRE THE SUBJECT SECURITIES
UNDER THE LAWS OF KOREA, INCLUDING, WITHOUT LIMITATION, THE FOREIGN EXCHANGE
TRANSACTION REGULATIONS OF KOREA. IN ADDITION, ANY RECIPIENT OR PURCHASER OF THE
SUBJECT SECURITIES REPRESENTS THAT IT IS PURCHASING OR ACQUIRING THE SUBJECT
SECURITIES AS PRINCIPAL FOR ITS OWN ACCOUNT. FOR A PERIOD OF ONE YEAR FROM THE
ISSUE DATE OF THE SUBJECT SECURITIES, NEITHER THE HOLDER OF THE SUBJECT
SECURITIES NOR ANY RESIDENT OF KOREA MAY TRANSFER THE SUBJECT SECURITIES IN
KOREA OR TO ANY RESIDENT OF KOREA UNLESS SUCH TRANSFER INVOLVES ALL OF THE
SUBJECT SECURITIES HELD BY IT. ALSO, FOR A PERIOD OF ONE YEAR FROM THE ISSUE
DATE OF THE SUBJECT SECURITIES, THE FACE AMOUNT OF EACH CERTIFICATE REPRESENTING
THE SUBJECT SECURITIES HELD BY A RESIDENT OF KOREA SHALL NOT BE SUBDIVIDED INTO
MORE THAN ONE SUCH CERTIFICATE REPRESENTING THE SUBJECT SECURITIES. FURTHERMORE,
THE PURCHASER OF THE SUBJECT SECURITIES SHALL COMPLY WITH ALL APPLICABLE
REGULATORY REQUIREMENTS (INCLUDING BUT NOT LIMITED TO REQUIREMENTS UNDER THE
FOREIGN EXCHANGE TRANSACTION LAWS) IN CONNECTION WITH THE PURCHASE OF THE
SUBJECT SECURITIES. FOR THE AVOIDANCE OF DOUBT, IT IS THE SOLE RESPONSIBILITY OF
THE RECIPIENT OR PURCHASER OF THE SUBJECT SECURITIES TO DETERMINE WHETHER SUCH
RECIPIENT OR PURCHASER IS ELIGIBLE FOR THE ACQUISITION OF THE SUBJECT SECURITIES
UNDER APPLICABLE LAWS AND REGULATIONS OF KOREA, AND WHETHER SUCH RECIPIENT OR
PURCHASER WILL HAVE COMPLIED WITH ALL APPLICABLE KOREAN LEGAL AND REGULATORY
REQUIREMENTS IN CONNECTION WITH THE PURCHASE OF THE SUBJECT SECURITIES.

                                    [GRAPHIC]

                                    [GRAPHIC]

The 900 North Michigan Avenue Mortgage Loan (the "Mortgage Loan") is a fixed rate, first mortgage loan with a principal balance of $245,000,000 secured by the fee simple interest in a portion of 900 North Michigan Avenue, a Class A mixed-use building located in Chicago, Illinois. The Mortgage Loan will be split into an A Note of $208.0 million and a subordinate B Note of $37.0 million. The
A Note will be pooled in the LB-UBS 2005-C3 Trust (the "Trust"). The B Note will not be contributed to the Trust.

o    TERM & EXTENSIONS: 116 month original term maturing January 11, 2015, with no extensions.

o    AMORTIZATION: Amortizing Balloon based on 30 year amortization schedule.

o    INTEREST RATE: The Mortgage Loan will accrue interest at 5.644%.

o    BORROWER: The borrower is a special purpose, bankruptcy-remote affiliate of
     JMB Realty Corporation.

o    SPONSORSHIP: JMB Realty Corporation is a Chicago-based major U.S.
     commercial real estate investment firm that owns, develops, and manages real estate projects throughout North America, including regional malls, hotels, planned communities, and office complexes. In addition to the subject property, JMB Realty Corporation's real estate holdings include MGM
     Tower in Century City, California, The Ritz-Carlton Chicago, The Four
     Seasons Chicago, the Westin Copley Place in Boston and interests in other prominent office and retail properties.

o    PROPERTY: The 900 North Michigan Avenue Mortgage Loan (as well as the 900
     North Michigan Avenue Non-Trust Loan) is secured by a first priority mortgage lien on the fee simple interest in the 900 North Michigan Avenue
     Mortgaged Property. The 900 North Avenue Mortgaged Property is a portion of an approximate 2.7 million square foot Class A mixed-use building known as
     900 North Michigan Avenue. The 66-story building was built in 1989 and is located on North Michigan Avenue, known as Chicago's "Magnificent Mile".
     900 North Michigan Avenue is comprised of a 6-story shopping center anchored by Bloomingdale's; 21 floors of corporate and professional office space; a 17-story, 343 room Four Seasons Hotel; 106 luxury condominium units; and a parking garage with approximately 1,660 parking spaces. The portion of the building that comprises the 900 North Michigan Avenue
     Mortgaged Property consists of 825,356 square feet comprised of the entire
     475,438 square foot retail component, a 349,918 square foot portion of the office component representing floors 8 through 20, and the approximate
     1,660 space parking garage. The hotel, residential condominium units and the portion of office space on floors 21 through 28 are not part of the collateral. The retail component is anchored by Bloomingdale's with a
     250,363 square foot store. Other retail tenants include a 30,021 square foot Equinox health club and 195,054 square feet of in-line tenant space occupied by retailers such as Coach, Gucci, J. Crew, Mark Shale, Max Mara and Williams Sonoma. Overall retail occupancy for the retail component, based on square footage leased, was 96.0% as of March 31, 2005 with in-line occupancy 90.2% as of the same date. The 394,918 square foot office portion of the 900 North Michigan Avenue Mortgaged Property consists of floors 8 through 20 leased to corporate and professional services firms including
     JMB Realty Corporation (the Sponsor of the 900 North Michigan Avenue
     Borrower) leasing 80,584 square feet (23.0% of total office space) and
     Grosvenor Capital Management, a money manager leasing 72,883 square feet
     (20.8% of total office space). Other office tenants include Standard
     Parking Corp., Walton Street Capital, Koenig & Strey and JMB Insurance. As
     of April 26, 2005, based on square footage leased, occupancy at the office portion of the 900 North Michigan Avenue Mortgaged Property was 95.2%.
     Combined overall weighted average occupancy for the retail and office components at the 900 North Michigan Avenue Mortgaged Property, weighted by square footage, was 95.7%.

o    PROPERTY MANAGEMENT: Urban Retail Properties Co. of Illinois

o    TENANTS:



                                            Approximate
MAJOR RETAIL AND OFFICE    Approximate      % of Total      In-Place                                  Lease
       TENANTS(1)         Square Feet(2)   Base Rent(3)    Base Rent    Rent (psf)   Ratings(4)    Expiration
-----------------------   --------------   ------------   -----------   ----------   ----------   ------------

RETAIL:
                                                                                     Baa1/BBB+/
Bloomingdale's               250,363           13.2%      $ 2,563,988    $10.24         BBB+      9/30/2008(5)
Equinox                       30,021            4.1%      $   788,757    $26.27          NR       6/30/2018
Mark Shale                    20,538            3.2%      $   623,328    $30.35          NR       1/31/2015

OFFICE:
JMB Realty Corporation        80,584(6)         8.5%      $ 1,647,873    $20.45          NR       1/31/2020(7)
Grosvenor Capital
   Management                 72,883            5.3%      $ 1,020,507    $14.00          NR       9/30/2018(8)
                             -------          -----       -----------    ------
      SUBTOTAL:              454,389           34.3%      $ 6,644,453    $14.62
OTHER RETAIL & OFFICE
   TENANTS                   335,202           65.7%      $12,745,707    $38.02
VACANT                        35,765             NA                NA        NA
                             -------          -----       -----------    ------
TOTAL                        825,356          100.0%      $19,390,160    $24.56(9)
                             =======          =====       ===========    ======


o    LTV: The A Note and B Note have a combined loan-to-value of 71.8% based on an appraised value of $341,000,000.

o    IN-PLACE DSCR: Based on in-place underwritten net cash flow of approximately $22.7 million, the A Note and B Note have a combined DSCR of
     1.34x(10).

o    CASH MANAGEMENT: Hard Lockbox.

o    PARTIAL RELEASE: Release of the 20th floor is permitted subject to satisfaction of certain conditions including payment of a $4 million release price.

o    RESERVE FUNDS:

     o    Ongoing reserves for taxes. Ongoing TI/LC reserves in amount of
          $50,000 per month. Bloomingdale's reserve in amount of $210,000 per month for six months commencing April 11, 2008 if Bloomingdale's lease is not renewed. Annual replacement reserves commending April 11, 2006 and each April 11 thereafter in amount equal to excess of $150,000 over amount spent for replacements and repairs during prior 12 months as described in the loan agreement.

     o    Insurance reserves not required as long as property covered under
          Sponsor's blanket insurance policy.

(1)  Major retail and office tenants, based on square footage, are ranked by approximate percentage of aggregate in-place underwritten base rental revenues.

(2)  The Property also includes parking garage with approximately 1,660 parking spaces.

(3)  The percentages of Total Base Rent are based on aggregate in-place underwritten base rental revenues.

(4)  Credit ratings are by Moody's, S&P and Fitch, respectively, and may reflect the parent company rating (even though the parent company may have no obligations under the related lease) if tenant company is not rated. NR means not rated.

(5)  Bloomingdale's lease provides for eight, five-year renewal options.

(6)  JMB Realty Corporation subleases approximately 53,000 square feet of its space to Urban Retail Properties Co., the third party manager of 900 North
     Michigan Avenue.

(7)  3,363 square feet of storage space expires 1/31/2015.

(8)  Grosvenor Capital Management has the one-time right to terminate its lease, effective September 30, 2013 provided notice is given no later than October
     1, 2012 and a termination fee pursuant to the terms of the lease.

(9)  Based on aggregate in-place underwritten base rental revenues and aggregate occupied square feet.

(10) Assumes an A Note amount of $207,999,315, a B Note amount of $37,000,685, in-place underwritten net cash flow of $22,655,795, and a whole loan annual debt constant of 6.922%.

o    900 NORTH MICHIGAN AVENUE LOAN STRUCTURE:

------------------     --------     --------------------     --------------

                        A Note           Aaa/AAA to
                   --> $208.0mm -->       Baa2/BBB+      --> LB-UBS 2005-C3
                                          Cashflows              Trust

900 North Michigan     --------     --------------------     --------------
  Avenue Mortgage
    Loan $245mm        --------     --------------------
                        B Note
                   -->  $37.0mm --> Third Party Investor

------------------     --------     --------------------

o    Lehman Brothers originated a $245 million first Mortgage Loan secured by the 900 North Michigan Avenue Property. The Mortgage Loan will be split into an A Note and a B Note. The A Note was created by de-leveraging a larger loan balance utilizing the A/B Note structure which was developed in
     LBCMT 1999-C2.

o    The holder of the 900 North Michigan Avenue A Note receives monthly interest payments prior to the holder of the 900 North Michigan Avenue B
     Note subject to the terms of the Co-Lender Agreement.

o    In the event of default, the holder of the 900 North Michigan Avenue B Note receives no principal or interest payments until the principal amount of the 900 North Michigan Avenue A Note has been paid in full.

o    Prior to event of default, the holder of the 900 North Michigan Avenue A
     Note and the holder of the 900 North Michigan Avenue B Note receive principal payments on a pro rata and pari passu basis and permitted partial prepayments in connection with the release of a portion of the property on a pro rata and pari passu basis.

o    The 900 North Michigan Avenue B Note will not be included in the Trust.
     Subject to the terms of the Co-Lender Agreement, the holder of the 900
     North Michigan Avenue B Note will have rights to: (a) direct various servicing actions and/or replace the Special Servicer with respect to the
     900 North Michigan Avenue Loan Combination; and (b) cure defaults under and/or purchase in a default scenario the 900 North Michigan Avenue
     Mortgage Loan.